UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 8, 2004



                             ARCH CHEMICALS, INC.
            (Exact name of registrant as specified in its charter)


    Virginia                     1-14601                      06-1526315
(State or other          (Commission File Number)           (IRS Employer
  jurisdiction                                              Identification
of incorporation)                                               Number)

              501 Merritt 7, Norwalk, CT                         06851
       (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code: (203) 229-2900



                                     (N/A)
         (Former name or former address, if changed since last report)


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Item 5. Other Events.

          On March 8, 2004, Arch Chemicals, Inc. released a press release, a copy of the press release is attached as Exhibit 99 to this report.



Item 7. Exhibits.

Exhibit No.            Description
-----------            -----------

99                    Press Release of the Registrant dated March 8, 2004.


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




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 2004

                            ARCH CHEMICALS, INC.

                            By:    /s/ Louis S. Massimo
                                   -----------------------------------
                                   Name:  Louis S. Massimo
                                   Title: Executive Vice President and Chief
                                          Financial Officer




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



EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------


99                     Press Release of the Registrant dated March 8, 2004.


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